EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER AND YEAR END 2020 RESULTS
Gross Assets Under Management $7.2 Billion at Quarter End
OpenKey Continues to See Significant Increase in Demand for its Digital Key Product
Ashford Trust Closes on Strategic Financing of up to $450 Million

DALLAS, February 25, 2021 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today reported the following results and performance measures for the fourth quarter and year ended December 31, 2020. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2020, with the fourth quarter and year ended December 31, 2019 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Seeks to grow in two primary areas:
◦Grow our existing REIT platforms accretively and create new platforms; and
◦Grow our service businesses via increased AUM and third-party business
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the fourth quarter of 2020 totaled $22.3 million, or $9.46 per diluted share.
•Total revenue for the fourth quarter of 2020 was $62.1 million.
•Adjusted EBITDA for the fourth quarter was $7.1 million.
•At the end of the fourth quarter of 2020, the Company had approximately $7.2 billion of gross assets under management.
•As of December 31, 2020, the Company had corporate cash of approximately $43.3 million.

OPENKEY UPDATE
Ashford currently owns a 49% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. OpenKey continues to expand its platform with 225 hotels under contract at the end of the fourth quarter. As the hospitality industry strives to implement measures to provide a clean and safe environment for guests, the Company expects that the digital benefits OpenKey offers, such as automated check-in (bypassing the front desk), keyless entry, and secure digital

Ashford Reports Fourth Quarter Results

February 25, 2021

key capability, will continue to gain accelerated adoption and growth at hotels nationwide. OpenKey continues to see the benefits of this growth as utilization of digital keys increased more than 358% in the fourth quarter over the prior-year quarter. Total revenue for OpenKey in the fourth quarter increased approximately 44% over the prior-year quarter, despite several properties being closed and travel restrictions being in place.

ASHFORD SECURITIES UPDATE
The Company formed Ashford Securities to raise capital as a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by Ashford. Types of capital raised may include, but are not limited to, non-traded preferred equity, non-traded convertible preferred equity, and non-traded REIT common equity (for future platforms). In the fourth quarter of 2019, Braemar announced that it had filed a registration statement for a non-traded preferred equity security via Ashford Securities. Additionally, Ashford Securities became a FINRA member firm in February 2020 and anticipates raising capital sometime during 2021. Longer term, the Company believes there is a substantial opportunity to offer differentiated alternative investment products through financial intermediaries to help investors further diversify their portfolios. Ashford Securities is not raising common equity for the Company nor for its existing advised platforms of Ashford Trust and Braemar.

REMINGTON’S HOTEL MANAGEMENT BUSINESS UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to pursue third-party growth. Since beginning its effort to pursue third-party business, which started in the fourth quarter of 2019, Remington has signed six third-party hotel management contracts. In the fourth quarter, Remington generated hotel management fee revenue of $3.5 million, Net Loss Attributable to the Company of $85,000, and Adjusted EBITDA of $1.6 million.

LISMORE CAPITAL UPDATE
During the first quarter of 2020, Ashford Trust and Braemar entered into agreements with Lismore Capital (“Lismore”) for Lismore to seek modifications, forbearances or refinancings of Ashford’s advised REITs’ debt totaling approximately $5.1 billion across over 40 different loans. This was a critical effort in maintaining the advised REITs’ viability during the pandemic. Lismore has been successful in obtaining forbearance and other agreements with the lenders for the advised REITs’ loans totaling approximately 96% of their outstanding loan balances. Total revenue of $2.9 million was recognized during the fourth quarter associated with these agreements.

PREMIER PROJECT MANAGEMENT UPDATE
Premier Project Management (“Premier”) provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business. Since the beginning of that effort, the company has signed 13 third-party deals for project management services. In the fourth quarter, Premier generated $1.2 million of project management fee revenue, Net Loss Attributable to the Company of $1.5 million, and $(211,000) of Adjusted EBITDA.

JSAV UPDATE
During the quarter, the Company purchased the remaining equity interest in JSAV that it did not previously own for approximately $150,000. JSAV provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration,

Ashford Reports Fourth Quarter Results

February 25, 2021

making JSAV a leading single-source solution for its clients’ meeting and event needs. During the fourth quarter of 2020, JSAV had revenue of $4.1 million, Net Loss Attributable to the Company of $11.4 million, and Adjusted EBITDA of $(2.1) million.

RED HOSPITALITY & LEISURE UPDATE
RED Hospitality & Leisure (“RED Hospitality”) is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”) and Florida. RED Hospitality currently provides beach, watersports and excursion services, and ferry services in the USVI and Key West, Florida. RED Hospitality has several potential avenues for future growth including opportunities to expand into other hotels at Ashford-advised REITs or non-Ashford hotels in the USVI, elsewhere in the Caribbean, and in the U.S.

PURE ROOMS UPDATE
The Company currently owns a 70% controlling interest in Pure Wellness (“Pure”), a leading provider of hypo-allergenic hotel rooms in the United States.  Its Pure Rooms offering utilizes state-of-the-art purification technology to create allergy-friendly guestrooms. Pure currently has contracts in place with 197 hotels (approximately 2,800 rooms) throughout the U.S., including 106 hotels owned by Ashford’s advised REIT platforms.

As the hospitality industry strives to implement measures to provide a clean and safe environment for guests, the Company expects that the health and wellness benefits Pure offers - including its air purification technology - will gain accelerated adoption and growth at hotels nationwide. Pure transforms interior spaces into world-class wellness environments that protect against viral and bacterial contaminants and promote overall wellbeing.

FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $22.3 million, or $9.46 per diluted share. Adjusted net income for the quarter was $3.0 million, or $0.43 per diluted share.

For the quarter ended December 31, 2020, base advisory fee revenue was $11.0 million. The base advisory fee revenue in the fourth quarter was comprised of $8.6 million from Ashford Trust and $2.4 million from Braemar.

Adjusted EBITDA for the quarter was $7.1 million.

CAPITAL STRUCTURE
At the end of the fourth quarter of 2020, the Company had approximately $7.2 billion of gross assets under management from its advised platforms. The Company had corporate cash of $43.3 million and 7.0 million fully diluted shares. The Company’s fully diluted shares include 4.2 million common shares associated with its Series D convertible preferred stock. The Company had $63.2 million of loans at December 31, 2020, of which approximately $1.5 million related to its joint venture partners’ share of those loans.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS
•Subsequent to the end of the quarter, Ashford Trust closed on a $450 million strategic corporate financing and drew down $200 million at closing.
•Ashford Trust has signed forbearance or other agreements with lenders on approximately 98% of its current property-level debt.

Ashford Reports Fourth Quarter Results

February 25, 2021

•Subsequent to the end of the quarter, Ashford Trust sold the Le Meridien Minneapolis for approximately $7.3 million in net proceeds.
•During the fourth quarter and subsequent to the end of the quarter, Ashford Trust raised approximately $35.1 million from the sale of shares of its common stock.
•During the quarter and subsequent to the end of the quarter, Ashford Trust exchanged approximately 9.2 million shares of its preferred stock, representing approximately 41% of the share count prior to the registered exchange offer, into approximately 51.5 million shares of common stock.

BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•During the quarter, Braemar opened The Clancy, an Autograph Collection property, in downtown San Francisco after a multi-million-dollar conversion of its Courtyard Downtown San Francisco.
•All of Braemar’s hotels are currently open and operating, and the company is not in default on any of its loans.
•During the quarter and subsequent to the end of the quarter, Braemar raised approximately $18.2 million from the sale of shares of its common stock.

“While the overall U.S. economy continues to be impacted by the COVID-19 public health crisis, we are encouraged by the progress regarding vaccine rollouts and remain confident that the Ashford group of companies are well-positioned to capitalize on the upcoming recovery in the hospitality industry,” commented Jeremy J. Welter, Ashford’s President and Chief Operating Officer. “We have an unwavering commitment to protect value for our shareholders and believe the proactive and disciplined actions we have undertaken reflect that commitment. Looking ahead to 2021, with our talented and dedicated management team, along with our long-term strategy on finding growth opportunities in our business, I am confident we will navigate through this difficult time.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, February 26, 2021, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Friday, March 5, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13714380.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2020 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com on February 26, 2021, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted

Ashford Reports Fourth Quarter Results

February 25, 2021

EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to regain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$45,270	$35,349
Restricted cash	37,396	17,900
Restricted investment	290	1,195
Accounts receivable, net	3,458	7,241
Due from affiliates	353	357
Due from Ashford Trust	13,198	4,805
Due from Braemar	2,142	1,591
Inventories	1,546	1,642
Prepaid expenses and other	7,629	7,212
Total current assets	111,282	77,292
Investments in unconsolidated entities	3,687	3,476
Property and equipment, net	88,760	116,190
Operating lease right-of-use assets	30,431	31,699
Goodwill	56,622	205,606
Intangible assets, net	271,432	347,961
Other assets	3,225	276
Total assets	$565,439	$782,500
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$41,483	$39,160
Dividends payable	16,280	4,725
Due to affiliates	1,471	1,011
Deferred income	12,738	233
Deferred compensation plan	29	35
Notes payable, net	5,347	3,550
Finance lease liabilities	564	572
Operating lease liabilities	3,691	3,207
Other liabilities	29,905	19,066
Total current liabilities	111,508	71,559
Deferred income	8,621	13,047
Deferred tax liability, net	37,904	69,521
Deferred compensation plan	1,678	4,694
Notes payable, net	57,349	33,033
Finance lease liabilities	42,315	41,482
Operating lease liabilities	26,881	28,519
Other liabilities	—	430
Total liabilities	286,256	262,285

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding, net of discount, as of December 31, 2020 and December 31, 2019	476,947	474,060
Redeemable noncontrolling interests	1,834	4,131
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 2,868,288 and 2,202,580 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	3	2
Additional paid-in capital	293,597	285,825
Accumulated deficit	(491,483)	(244,084)
Accumulated other comprehensive income (loss)	(1,156)	(216)
Treasury stock, at cost, 32,031 and 1,638 shares at December 31, 2020 and December 31, 2019, respectively	(438)	(131)
Total equity (deficit) of the Company	(199,477)	41,396
Noncontrolling interests in consolidated entities	(121)	628
Total equity (deficit)	(199,598)	42,024
Total liabilities and equity (deficit)	$565,439	$782,500

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
REVENUE
Advisory services:
Base advisory fees	$11,018	$10,603	$44,725	$42,985
Incentive advisory fees	—	169	—	678
Other advisory revenue	131	132	522	521
Hotel management:
Base management fees	3,534	4,054	17,126	4,054
Incentive management fees	—	472	—	472
Project management fees	1,156	6,052	8,936	25,584
Audio visual	4,123	27,077	37,881	110,609
Other	7,352	6,459	25,602	21,179
Cost reimbursement revenue	34,806	52,557	162,636	85,168
Total revenues	62,120	107,575	297,428	291,250
EXPENSES
Salaries and benefits	11,949	16,779	52,036	51,251
Non-cash equity-based compensation	1,475	1,925	5,563	8,874
Cost of revenues for project management	489	1,487	3,521	5,853
Cost of revenues for audio visual	4,384	20,837	30,256	82,237
Depreciation and amortization	9,785	7,871	39,957	24,542
General and administrative	4,227	11,396	19,923	33,018
Impairment	10,624	—	188,837	—
Other	3,953	2,736	18,687	12,062
Reimbursed expenses	34,940	52,458	162,578	84,643
Total operating expenses	81,826	115,489	521,358	302,480
OPERATING INCOME (LOSS)	(19,706)	(7,914)	(223,930)	(11,230)
Equity in earnings (loss) of unconsolidated entities	(89)	(177)	212	(286)
Interest expense	(1,708)	(861)	(5,389)	(2,059)
Amortization of loan costs	(76)	(94)	(318)	(308)
Interest income	3	17	32	46
Realized gain (loss) on investments	—	—	(386)	—
Other income (expense)	235	118	(264)	3
INCOME (LOSS) BEFORE INCOME TAXES	(21,341)	(8,911)	(230,043)	(13,834)
Income tax (expense) benefit	6,851	(111)	14,255	(1,540)
NET INCOME (LOSS)	(14,490)	(9,022)	(215,788)	(15,374)
(Income) loss from consolidated entities attributable to noncontrolling interests	421	141	1,178	536
Net (income) loss attributable to redeemable noncontrolling interests	557	360	2,245	983
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(13,512)	(8,521)	(212,365)	(13,855)
Preferred dividends, declared and undeclared	(8,295)	(5,944)	(32,095)	(14,435)
Amortization of preferred stock discount	(501)	(590)	(2,887)	(1,928)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(22,308)	$(15,055)	$(247,347)	$(30,218)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(9.46)	$(6.31)	$(108.30)	$(12.03)
Weighted average common shares outstanding - basic	2,359	2,202	2,284	2,416
Diluted:
Net income (loss) attributable to common stockholders	$(9.46)	$(6.31)	$(108.30)	$(13.55)
Weighted average common shares outstanding - diluted	2,359	2,206	2,284	2,568

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income (loss)	$(14,490)	$(9,022)	$(215,788)	$(15,374)
(Income) loss from consolidated entities attributable to noncontrolling interests	421	141	1,178	536
Net (income) loss attributable to redeemable noncontrolling interests	557	360	2,245	983
Net income (loss) attributable to the company	(13,512)	(8,521)	(212,365)	(13,855)
Interest expense	1,642	811	5,179	1,861
Amortization of loan costs	77	80	312	277
Depreciation and amortization	10,899	9,257	44,055	30,047
Income tax expense (benefit)	(6,851)	75	(14,255)	1,435
Net income (loss) attributable to unitholders redeemable noncontrolling interests	(36)	(29)	(432)	(54)
EBITDA	(7,781)	1,673	(177,506)	19,711
Non-cash stock-based compensation	1,674	1,894	6,436	8,824
Market change in deferred compensation plan	554	(129)	(3,012)	(5,732)
Change in contingent consideration fair value	(298)	(171)	447	4,058
Transaction costs	272	5,161	1,049	11,340
Loss on disposal of assets	1,789	—	8,330	—
Reimbursed software costs, net	(116)	(424)	(409)	(2,015)
Legal, advisory and settlement costs	(61)	—	922	—
Severance and executive recruiting costs	518	474	3,934	1,186
Compensation adjustment	—	115	—	—
Amortization of hotel signing fees and lock subsidies	150	352	539	810
Other (gain) loss	(194)	(43)	175	(116)
Impairment	10,613	—	188,563	—
Adjusted EBITDA	$7,120	$8,902	$29,468	$38,066

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income (loss)	$(14,490)	$(9,022)	$(215,788)	$(15,374)
(Income) loss from consolidated entities attributable to noncontrolling interests	421	141	1,178	536
Net (income) loss attributable to redeemable noncontrolling interests	557	360	2,245	983
Preferred dividends, declared and undeclared	(8,295)	(5,944)	(32,095)	(14,435)
Amortization of preferred stock discount	(501)	(590)	(2,887)	(1,928)
Net income (loss) attributable to common stockholders	(22,308)	(15,055)	(247,347)	(30,218)
Amortization of loan costs	77	80	312	277
Depreciation and amortization	10,899	9,257	44,055	30,047
Net income (loss) attributable to unitholders redeemable noncontrolling interests	(36)	(29)	(432)	(54)
Preferred dividends, declared and undeclared	8,295	5,944	32,095	14,435
Amortization of preferred stock discount	501	590	2,887	1,928
Non-cash stock-based compensation	1,674	1,894	6,436	8,824
Market change in deferred compensation plan	554	(129)	(3,012)	(5,732)
Change in contingent consideration fair value	(298)	(171)	447	4,058
Transaction costs	272	5,161	1,049	11,340
Loss on disposal of assets	1,789	—	8,330	—
Non-cash interest from finance lease	152	53	613	53
Reimbursed software costs, net	(116)	(424)	(409)	(2,015)
Legal, advisory and settlement costs	(61)	—	922	—
Severance and executive recruiting costs	518	474	3,934	1,186
Compensation adjustment	—	115	—	—
Amortization of hotel signing fees and lock subsidies	150	352	539	810
Other (gain) loss	(194)	(43)	175	(116)
Impairment	10,613	—	188,563	—
GAAP income tax expense (benefit)	(6,851)	75	(14,255)	1,435
Adjusted income tax (expense) benefit (1)	(2,641)	(944)	(8,593)	(3,365)
Adjusted net income available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis	$2,989	$7,200	$16,309	$32,893
Adjusted net income per diluted share available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis	$0.43	$1.27	$2.29	$7.07
Weighted average diluted shares	6,964	5,667	7,126	4,651

Components of weighted average diluted shares
Common shares	2,359	2,202	2,284	2,416
Convertible preferred stock	4,171	2,999	4,111	1,837
Deferred compensation plan	199	201	200	202
Stock options	—	—	—	22
Put options	217	173	355	129
Acquisition related shares	—	76	149	30
Restricted shares and units	18	16	27	15
Weighted average diluted shares	6,964	5,667	7,126	4,651

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$6,851	$(111)	$14,255	$(1,540)
Less GAAP income tax (expense) benefit attributable to noncontrolling interests	—	(36)	—	(105)
GAAP income tax (expense) benefit excluding noncontrolling interests	6,851	(75)	14,255	(1,435)
Less deferred income tax (expense) benefit	9,492	869	22,410	1,930
Less cash income tax benefit from CARES Act	—	—	438	—
Adjusted income tax (expense) benefit (1)	$(2,641)	$(944)	$(8,593)	$(3,365)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) and cash income tax benefits from the CARES Act because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2020				Three Months Ended December 31, 2019
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$8,617	$—	$—	$8,617	$8,023	$—	$—	$8,023
Base advisory fees - Braemar	2,401	—	—	2,401	2,580	—	—	2,580
Incentive advisory fees - Braemar	—	—	—	—	169	—	—	169
Other advisory revenue - Braemar	131	—	—	131	132	—	—	132
Hotel Management:
Base management fees	—	3,534	—	3,534	—	4,054	—	4,054
Incentive management fees	—	—	—	—	—	472	—	472
Project management fees	—	1,156	—	1,156	—	6,052	—	6,052
Audio visual	—	4,123	—	4,123	—	27,077	—	27,077
Other	42	7,311	(1)	7,352	1,113	5,346	—	6,459
Cost reimbursement revenue	5,682	28,699	425	34,806	8,046	43,918	593	52,557
Total revenues	16,873	44,823	424	62,120	20,063	86,919	593	107,575
EXPENSES
Salaries and benefits	—	5,913	5,482	11,395	—	8,266	8,642	16,908
Market change in deferred compensation plan	—	—	554	554	—	—	(129)	(129)
Non-cash equity-based compensation	—	94	1,381	1,475	—	110	1,815	1,925
Cost of audio visual revenues	—	4,384	—	4,384	—	20,837	—	20,837
Cost of project management revenues	—	489	—	489	—	1,487	—	1,487
Depreciation and amortization	2,127	7,579	79	9,785	2,467	5,351	53	7,871
General and administrative	—	3,198	1,029	4,227	—	4,755	6,641	11,396
Impairment	—	10,624	—	10,624	—	—	—	—
Other	1,605	2,348	—	3,953	—	2,736	—	2,736
Reimbursed expenses	1,924	28,554	425	30,903	1,392	43,713	593	45,698
REIT non-cash equity-based compensation	3,892	145	—	4,037	6,555	205	—	6,760
Total operating expenses	9,548	63,328	8,950	81,826	10,414	87,460	17,615	115,489
OPERATING INCOME (LOSS)	7,325	(18,505)	(8,526)	(19,706)	9,649	(541)	(17,022)	(7,914)
Other	—	(1,260)	(375)	(1,635)	—	(836)	(161)	(997)
INCOME (LOSS) BEFORE INCOME TAXES	7,325	(19,765)	(8,901)	(21,341)	9,649	(1,377)	(17,183)	(8,911)
Income tax (expense) benefit	(1,550)	6,426	1,975	6,851	(2,729)	(510)	3,128	(111)
NET INCOME (LOSS)	5,775	(13,339)	(6,926)	(14,490)	6,920	(1,887)	(14,055)	(9,022)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	421	—	421	—	141	—	141
Net (income) loss attributable to redeemable noncontrolling interests	—	521	36	557	—	331	29	360
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$5,775	$(12,397)	$(6,890)	$(13,512)	$6,920	$(1,415)	$(14,026)	$(8,521)
Interest expense	—	1,337	305	1,642	—	682	129	811
Amortization of loan costs	—	7	70	77	—	32	48	80
Depreciation and amortization	2,127	8,693	79	10,899	2,758	6,412	87	9,257
Income tax expense (benefit)	1,550	(6,426)	(1,975)	(6,851)	2,729	474	(3,128)	75
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	(36)	(36)	—	—	(29)	(29)
EBITDA	9,452	(8,786)	(8,447)	(7,781)	12,407	6,185	(16,919)	1,673
Non-cash stock-based compensation	—	85	1,589	1,674	—	80	1,814	1,894
Market change in deferred compensation plan	—	—	554	554	—	—	(129)	(129)
Change in contingent consideration fair value	—	(298)	—	(298)	—	(171)	—	(171)
Transaction related costs	—	14	258	272	—	93	5,068	5,161
Loss on disposal of assets	1,605	184	—	1,789	—	—	—	—
Reimbursed software costs, net	(116)	—	—	(116)	(424)	—	—	(424)
Legal, advisory and settlement costs	—	(11)	(50)	(61)	—	—	—	—
Severance and executive recruiting costs	—	64	454	518	—	474	—	474
Compensation adjustment	—	—	—	—	—	—	115	115
Amortization of hotel signing fees and lock subsidies	—	150	—	150	—	352	—	352
Other (gain) loss	—	(194)	—	(194)	—	(43)	—	(43)
Impairment	—	10,613	—	10,613	—	—	—	—
Adjusted EBITDA	10,941	1,821	(5,642)	7,120	11,983	6,970	(10,051)	8,902
Interest expense	—	(1,337)	(305)	(1,642)	—	(682)	(129)	(811)
Non-cash interest from finance lease	—	152	—	152	—	53	—	53
Adjusted income tax (expense) benefit	(2,883)	121	121	(2,641)	(3,802)	(1,507)	4,365	(944)
Adjusted net income (loss) available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis	$8,058	$757	$(5,826)	$2,989	$8,181	$4,834	$(5,815)	$7,200
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis (1)	$1.16	$0.11	$(0.84)	$0.43	$1.44	$0.85	$(1.03)	$1.27
Weighted average diluted shares	6,964	6,964	6,964	6,964	5,667	5,667	5,667	5,667
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2020				Year Ended December 31, 2019
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$34,744	$—	$—	$34,744	$32,486	$—	$—	$32,486
Base advisory fees - Braemar	9,981	—	—	9,981	10,499	—	—	10,499
Incentive advisory fees - Braemar	—	—	—	—	678	—	—	678
Other advisory revenue - Braemar	522	—	—	522	521	—	—	521
Hotel Management:
Base management fees	—	17,126	—	17,126	—	4,054	—	4,054
Incentive management fees	—	—	—	—	—	472	—	472
Project management fees	—	8,936	—	8,936	—	25,584	—	25,584
Audio visual	—	37,881	—	37,881	—	110,609	—	110,609
Other	237	25,366	(1)	25,602	4,349	16,830	—	21,179
Cost reimbursement revenue	24,685	135,215	2,736	162,636	36,168	47,757	1,243	85,168
Total revenues	70,169	224,524	2,735	297,428	84,701	205,306	1,243	291,250
EXPENSES
Salaries and benefits	—	26,546	28,502	55,048	—	24,674	32,309	56,983
Market change in deferred compensation plan	—	—	(3,012)	(3,012)	—	—	(5,732)	(5,732)
Non-cash equity-based compensation	—	123	5,440	5,563	—	233	8,641	8,874
Cost of audio visual revenues	—	30,256	—	30,256	—	82,237	—	82,237
Cost of project management revenues	—	3,521	—	3,521	—	5,853	—	5,853
Depreciation and amortization	9,131	30,212	614	39,957	6,778	17,374	390	24,542
General and administrative	—	14,014	5,909	19,923	—	16,597	16,421	33,018
Impairment	—	188,837	—	188,837	—	—	—	—
Other	8,035	10,597	55	18,687	—	12,062	—	12,062
Reimbursed expenses	8,364	134,153	2,736	145,253	10,176	47,237	1,243	58,656
REIT non-cash equity-based compensation	16,263	1,062	—	17,325	25,467	520	—	25,987
Total operating expenses	41,793	439,321	40,244	521,358	42,421	206,787	53,272	302,480
OPERATING INCOME (LOSS)	28,376	(214,797)	(37,509)	(223,930)	42,280	(1,481)	(52,029)	(11,230)
Other	—	(4,630)	(1,483)	(6,113)	—	(2,224)	(380)	(2,604)
INCOME (LOSS) BEFORE INCOME TAXES	28,376	(219,427)	(38,992)	(230,043)	42,280	(3,705)	(52,409)	(13,834)
Income tax (expense) benefit	(8,066)	10,228	12,093	14,255	(9,861)	(1,980)	10,301	(1,540)
NET INCOME (LOSS)	20,310	(209,199)	(26,899)	(215,788)	32,419	(5,685)	(42,108)	(15,374)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	1,178	—	1,178	—	536	—	536
Net (income) loss attributable to redeemable noncontrolling interests	—	1,813	432	2,245	—	929	54	983
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$20,310	$(206,208)	$(26,467)	$(212,365)	$32,419	$(4,220)	$(42,054)	$(13,855)
Interest expense	—	4,071	1,108	5,179	—	1,627	234	1,861
Amortization of loan costs	—	54	258	312	—	85	192	277
Depreciation and amortization	9,131	34,310	614	44,055	8,233	21,389	425	30,047
Income tax expense (benefit)	8,066	(10,228)	(12,093)	(14,255)	9,861	1,875	(10,301)	1,435
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	(432)	(432)	—	—	(54)	(54)
EBITDA	37,507	(178,001)	(37,012)	(177,506)	50,513	20,756	(51,558)	19,711
Non-cash stock-based compensation	—	431	6,005	6,436	—	184	8,640	8,824
Market change in deferred compensation plan	—	—	(3,012)	(3,012)	—	—	(5,732)	(5,732)
Change in contingent consideration fair value	—	447	—	447	—	4,058	—	4,058
Transaction related costs	—	295	754	1,049	—	877	10,463	11,340
Loss on disposal of assets	8,035	295	—	8,330	—	—	—	—
Reimbursed software costs, net	(409)	—	—	(409)	(2,015)	—	—	(2,015)
Legal, advisory and settlement costs	—	4	918	922	—	—	—	—
Severance and executive recruiting costs	—	2,223	1,711	3,934	—	1,177	9	1,186
Amortization of hotel signing fees and lock subsidies	—	539	—	539	—	810	—	810
Other (gain) loss	—	30	145	175	—	(116)	—	(116)
Impairment	—	188,563	—	188,563	—	—	—	—
Adjusted EBITDA	45,133	14,826	(30,491)	29,468	48,498	27,746	(38,178)	38,066
Interest expense	—	(4,071)	(1,108)	(5,179)	—	(1,627)	(234)	(1,861)
Non-cash interest from finance lease	—	613	—	613	—	53	—	53
Adjusted income tax (expense) benefit	(12,956)	(2,405)	6,768	(8,593)	(7,643)	(5,372)	9,650	(3,365)
Adjusted net income (loss) available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis	$32,177	$8,963	$(24,831)	$16,309	$40,855	$20,800	$(28,762)	$32,893
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis (1)	$4.52	$1.26	$(3.48)	$2.29	$8.78	$4.47	$(6.18)	$7.07
Weighted average diluted shares	7,126	7,126	7,126	7,126	4,651	4,651	4,651	4,651
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2020						Three Months Ended December 31, 2019
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	$3,534	$—	$—	$—	$—	$3,534	$4,054	$—	$—	$—	$—	$4,054
Incentive management fees	—	—	—	—	—	—	472	—	—	—	—	472
Project management fees	—	1,156	—	—	—	1,156	—	6,052	—	—	—	6,052
Audio visual	—	—	4,123	—	—	4,123	—	—	27,077	—	—	27,077
Other	—	—	—	324	6,987	7,311	—	—	—	223	5,123	5,346
Cost reimbursement revenue	28,424	275	—	—	—	28,699	42,761	1,157	—	—	—	43,918
Total revenues	31,958	1,431	4,123	324	6,987	44,823	47,287	7,209	27,077	223	5,123	86,919
EXPENSES
Salaries and benefits	1,637	553	2,417	657	649	5,913	2,267	1,147	3,685	402	765	8,266
Non-cash equity-based compensation	62	14	13	5	—	94	71	21	13	5	—	110
Cost of audio visual revenues	—	—	4,384	—	—	4,384	—	—	20,837	—	—	20,837
Cost of project management revenues	—	489	—	—	—	489	—	1,487	—	—	—	1,487
Depreciation and amortization	3,518	3,157	482	4	418	7,579	2,459	2,081	524	6	281	5,351
General and administrative	299	325	1,148	506	920	3,198	217	470	3,051	325	692	4,755
Impairment	—	—	10,551	—	73	10,624	—	—	—	—	—	—
Other	—	—	(315)	119	2,544	2,348	—	—	(40)	53	2,723	2,736
Reimbursed expenses	28,315	239	—	—	—	28,554	42,655	1,058	—	—	—	43,713
REIT non-cash equity-based compensation	109	36	—	—	—	145	106	99	—	—	—	205
Total operating expenses	33,940	4,813	18,680	1,291	4,604	63,328	47,775	6,363	28,070	791	4,461	87,460
OPERATING INCOME (LOSS)	(1,982)	(3,382)	(14,557)	(967)	2,383	(18,505)	(488)	846	(993)	(568)	662	(541)
Other	1	—	(366)	—	(895)	(1,260)	2	—	(123)	(14)	(701)	(836)
INCOME (LOSS) BEFORE INCOME TAXES	(1,981)	(3,382)	(14,923)	(967)	1,488	(19,765)	(486)	846	(1,116)	(582)	(39)	(1,377)
Income tax (expense) benefit	1,896	1,916	3,207	—	(593)	6,426	(140)	(489)	141	—	(22)	(510)
NET INCOME (LOSS)	(85)	(1,466)	(11,716)	(967)	895	(13,339)	(626)	357	(975)	(582)	(61)	(1,887)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	250	171	421	—	—	—	149	(8)	141
Net (income) loss attributable to redeemable noncontrolling interests	—	—	278	243	—	521	—	—	176	155	—	331
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(85)	$(1,466)	$(11,438)	$(474)	$1,066	$(12,397)	$(626)	$357	$(799)	$(278)	$(69)	$(1,415)
Interest expense	—	—	584	—	753	1,337	—	—	218	—	464	682
Amortization of loan costs	—	—	13	—	(6)	7	—	—	12	7	13	32
Depreciation and amortization	3,518	3,157	1,603	2	413	8,693	2,459	2,081	1,626	2	244	6,412
Income tax expense (benefit)	(1,896)	(1,916)	(3,207)	—	593	(6,426)	140	489	(177)	—	22	474
EBITDA	1,537	(225)	(12,445)	(472)	2,819	(8,786)	1,973	2,927	880	(269)	674	6,185
Non-cash stock-based compensation	57	14	12	2	—	85	46	21	11	2	—	80
Change in contingent consideration fair value	—	—	(298)	—	—	(298)	—	—	(43)	—	(128)	(171)
Transaction related costs	10	—	—	—	4	14	13	—	92	—	(12)	93
Loss on disposal of assets	—	—	184	—	—	184	—	—	—	—	—	—
Legal, advisory and settlement costs	—	—	(11)	—	—	(11)	—	—	—	—	—	—
Severance and executive recruiting costs	29	—	1	34	—	64	429	—	45	—	—	474
Amortization of hotel signing fees and lock subsidies	—	—	140	10	—	150	—	—	337	15	—	352
Other (gain) loss	—	—	(210)	16	—	(194)	—	—	(42)	—	(1)	(43)
Impairment	—	—	10,552	—	61	10,613	—	—	—	—	—	—
Adjusted EBITDA	1,633	(211)	(2,075)	(410)	2,884	1,821	2,461	2,948	1,280	(252)	533	6,970
Interest expense	—	—	(584)	—	(753)	(1,337)	—	—	(218)	—	(464)	(682)
Non-cash interest from finance lease	—	—	—	—	152	152	—	—	—	—	53	53
Adjusted income tax (expense) benefit	(996)	124	1,399	—	(406)	121	(1,295)	(910)	213	—	485	(1,507)
Adjusted net income (loss) available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis	$637	$(87)	$(1,260)	$(410)	$1,877	$757	$1,166	$2,038	$1,275	$(252)	$607	$4,834
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis (2)	$0.09	$(0.01)	$(0.18)	$(0.06)	$0.27	$0.11	$0.21	$0.36	$0.22	$(0.04)	$0.11	$0.85
Weighted average diluted shares	6,964	6,964	6,964	6,964	6,964	6,964	5,667	5,667	5,667	5,667	5,667	5,667
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital, AINC Bar Draught LLC and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2020						Year Ended December 31, 2019
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	$17,126	$—	$—	$—	$—	$17,126	$4,054	$—	$—	$—	$—	$4,054
Incentive management fees	—	—	—	—	—	—	472	—	—	—	—	472
Project management fees	—	8,936	—	—	—	8,936	—	25,584	—	—	—	25,584
Audio visual	—	—	37,881	—	—	37,881	—	—	110,609	—	—	110,609
Other	—	—	—	1,479	23,887	25,366	—	—	—	987	15,843	16,830
Cost reimbursement revenue	132,547	2,668	—	—	—	135,215	42,761	4,996	—	—	—	47,757
Total revenues	149,673	11,604	37,881	1,479	23,887	224,524	47,287	30,580	110,609	987	15,843	205,306
EXPENSES
Salaries and benefits	10,942	2,776	7,924	2,221	2,683	26,546	2,267	4,317	14,062	1,723	2,305	24,674
Non-cash equity-based compensation	(19)	82	51	9	—	123	71	90	34	38	—	233
Cost of audio visual revenues	—	—	30,256	—	—	30,256	—	—	82,237	—	—	82,237
Cost of project management revenues	—	3,521	—	—	—	3,521	—	5,853	—	—	—	5,853
Depreciation and amortization	13,943	12,628	1,968	19	1,654	30,212	2,459	12,494	1,995	27	399	17,374
General and administrative	1,828	1,551	6,457	1,285	2,893	14,014	217	1,561	11,260	1,325	2,234	16,597
Impairment	126,548	49,524	12,692	—	73	188,837	—	—	—	—	—	—
Other	—	—	437	529	9,631	10,597	—	—	3,222	313	8,527	12,062
Reimbursed expenses	131,854	2,299	—	—	—	134,153	42,655	4,582	—	—	—	47,237
REIT non-cash equity-based compensation	693	369	—	—	—	1,062	106	414	—	—	—	520
Total operating expenses	285,789	72,750	59,785	4,063	16,934	439,321	47,775	29,311	112,810	3,426	13,465	206,787
OPERATING INCOME (LOSS)	(136,116)	(61,146)	(21,904)	(2,584)	6,953	(214,797)	(488)	1,269	(2,201)	(2,439)	2,378	(1,481)
Other	(359)	—	(1,358)	(6)	(2,907)	(4,630)	2	—	(1,139)	(18)	(1,069)	(2,224)
INCOME (LOSS) BEFORE INCOME TAXES	(136,475)	(61,146)	(23,262)	(2,590)	4,046	(219,427)	(486)	1,269	(3,340)	(2,457)	1,309	(3,705)
Income tax (expense) benefit	3,108	3,267	5,060	—	(1,207)	10,228	(140)	(1,248)	271	—	(863)	(1,980)
NET INCOME (LOSS)	(133,367)	(57,879)	(18,202)	(2,590)	2,839	(209,199)	(626)	21	(3,069)	(2,457)	446	(5,685)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	670	508	1,178	—	—	—	624	(88)	536
Net (income) loss attributable to redeemable noncontrolling interests	—	—	1,148	665	—	1,813	—	—	247	682	—	929
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(133,367)	$(57,879)	$(17,054)	$(1,255)	$3,347	$(206,208)	$(626)	$21	$(2,822)	$(1,151)	$358	$(4,220)
Interest expense	—	—	1,139	—	2,932	4,071	—	—	979	—	648	1,627
Amortization of loan costs	—	—	51	—	3	54	—	—	48	16	21	85
Depreciation and amortization	13,943	12,628	6,158	9	1,572	34,310	2,459	12,494	5,850	12	574	21,389
Income tax expense (benefit)	(3,108)	(3,267)	(5,060)	—	1,207	(10,228)	140	1,248	(376)	—	863	1,875
EBITDA	(122,532)	(48,518)	(14,766)	(1,246)	9,061	(178,001)	1,973	13,763	3,679	(1,123)	2,464	20,756
Non-cash stock-based compensation	299	82	46	4	—	431	46	90	30	18	—	184
Change in contingent consideration fair value	—	—	449	—	(2)	447	—	—	3,037	—	1,021	4,058
Transaction related costs	245	—	—	—	50	295	13	—	570	—	294	877
Loss on disposal of assets	—	—	291	—	4	295	—	—	—	—	—	—
Legal, advisory and settlement costs	—	—	4	—	—	4	—	—	—	—	—	—
Severance and executive recruiting costs	910	483	733	40	57	2,223	429	106	602	20	20	1,177
Amortization of hotel signing fees and lock subsidies	—	—	503	36	—	539	—	—	709	101	—	810
Other (gain) loss	—	—	14	16	—	30	—	—	(117)	—	1	(116)
Impairment	126,548	49,524	12,430	—	61	188,563	—	—	—	—	—	—
Adjusted EBITDA	5,470	1,571	(296)	(1,150)	9,231	14,826	2,461	13,959	8,510	(984)	3,800	27,746
Interest expense	—	—	(1,139)	—	(2,932)	(4,071)	—	—	(979)	—	(648)	(1,627)
Non-cash interest from finance lease	—	—	—	—	613	613	—	—	—	—	53	53
Adjusted income tax (expense) benefit	(2,520)	(691)	2,171	—	(1,365)	(2,405)	(1,295)	(4,741)	(23)	—	687	(5,372)
Adjusted net income (loss) available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis	$2,950	$880	$736	$(1,150)	$5,547	$8,963	$1,166	$9,218	$7,508	$(984)	$3,892	$20,800
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and convertible preferred stockholders on an "as converted" basis (2)	$0.41	$0.12	$0.10	$(0.16)	$0.78	$1.26	$0.25	$1.98	$1.61	$(0.21)	$0.84	$4.47
Weighted average diluted shares	7,126	7,126	7,126	7,126	7,126	7,126	4,651	4,651	4,651	4,651	4,651	4,651
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital, AINC Bar Draught LLC and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.